Exhibit 32


Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended June 30, 2005 (the "Report") by Nevstar Gaming and Entertainment, Inc. the undersigned hereby certifies that:

       1. The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

       2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Registrant.


                                        /s/ William O. Fleischman
                                        ___________________
                                        Chief Executive Officer and
                                        Chief Financial Officer